INVESTOR FINANCIAL SUPPLEMENT
December 31, 2016

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of January 27, 2017
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Hartford Life Insurance Company	A-	BBB+	Baa2
Internet address:	Hartford Life and Annuity Insurance Company	A-	BBB+	Baa2
http://www.thehartford.com
Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa2
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7

PROPERTY & CASUALTY	Property & Casualty Unpaid Losses and Loss Adjustment Expenses Reserve Rollforward	8
	Property & Casualty Income Statements	9
	Property & Casualty Underwriting Ratios and Results	10
	Commercial Lines Income Statements	11
	Commercial Lines Underwriting Ratios	13
	Commercial Lines Supplemental Data	14
	Personal Lines Income Statements	15
	Personal Lines Underwriting Ratios	16
	Personal Lines Supplemental Data	17
	P&C Other Operations Income Statements	19

GROUP BENEFITS	Income Statements	20
	Supplemental Data	21

MUTUAL FUNDS	Income Statements	22
	Asset Value Rollforward - Assets Under Management By Asset Class	23

TALCOTT RESOLUTION	Financial Highlights	24
	Individual Annuity - Supplemental Data	25
	Individual Annuity - Account Value Rollforward	26

CORPORATE	Income Statements	27

INVESTMENTS	Investment Earnings Before Tax - Consolidated	28
	Investment Earnings Before Tax - Property & Casualty	29
	Net Investment Income	30
	Components of Net Realized Capital Gains (Losses)	31
	Composition of Invested Assets	32
	Invested Asset Exposures	33

APPENDIX	Basis of Presentation and Definitions	34
	Discussion of Non-GAAP and Other Financial Measures	34

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
HIGHLIGHTS
Net income (loss)	$(81)	$438	$216	$323	$421	$381	$413	$467	$896	$1,682
Core earnings *	$415	$413	$122	$385	$445	$364	$389	$452	$1,335	$1,650
Total revenues	$4,537	$4,695	$4,677	$4,391	$4,513	$4,562	$4,685	$4,617	$18,300	$18,377
Total assets	$223,432	$228,430	$227,616	$227,493	$228,348	$231,453	$241,020	$246,960
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (loss)	$(0.22)	$1.14	$0.55	$0.81	$1.03	$0.92	$0.99	$1.11	$2.31	$4.05
Core earnings *	$1.10	$1.08	$0.31	$0.97	$1.09	$0.88	$0.93	$1.07	$3.44	$3.97
Diluted earnings per common share
Net income (loss)	$(0.22)	$1.12	$0.54	$0.79	$1.01	$0.90	$0.96	$1.08	$2.27	$3.96
Core earnings *	$1.08	$1.06	$0.31	$0.95	$1.07	$0.86	$0.91	$1.04	$3.38	$3.88
Weighted average common shares outstanding (basic)	376.6	383.8	391.8	398.5	406.9	413.8	418.7	422.6	387.7	415.5
Dilutive effect of stock compensation	3.7	3.2	3.2	4.2	5.2	5.1	4.4	5.5	3.5	5.0
Dilutive effect of warrants	3.5	3.5	3.6	3.6	3.8	4.1	5.0	5.6	3.6	4.7
Weighted average common shares outstanding and dilutive potential common shares (diluted)	383.8	390.5	398.6	406.3	415.9	423.0	428.1	433.7	394.8	425.2
Common shares outstanding	373.9	379.6	387.9	395.6	401.8	411.3	416.3	421.4
Book value per common share	$45.21	$49.15	$47.84	$45.78	$43.91	$44.26	$43.78	$45.27
Per common share impact of accumulated other comprehensive income [1]	$(0.90)	$2.60	$2.32	$0.64	$(0.82)	$0.34	$0.45	$2.73
Book value per common share (excluding AOCI) *	$46.11	$46.55	$45.52	$45.14	$44.73	$43.92	$43.33	$42.54
Book value per diluted share	$44.35	$48.30	$47.02	$44.90	$42.96	$43.32	$42.86	$44.13
Per diluted share impact of AOCI	$(0.89)	$2.56	$2.28	$0.63	$(0.80)	$0.33	$0.45	$2.66
Book value per diluted share (excluding AOCI) *	$45.24	$45.74	$44.74	$44.27	$43.76	$42.99	$42.41	$41.47
Common shares outstanding and dilutive potential common shares	381.1	386.3	394.7	403.4	410.7	420.2	425.3	432.3
RETURN ON EQUITY ("ROE") [3]
ROE - Net income (net income last 12 months to stockholders' equity including AOCI)	5.2%	7.6%	7.3%	8.3%	9.3%	8.9%	8.8%	4.0%
ROE - Net income, excluding Talcott Resolution [2]	6.8%	10.8%	10.5%	11.0%	12.0%	10.3%	11.3%	9.3%
ROE - Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI) *	7.6%	7.6%	7.4%	8.8%	9.2%	9.1%	9.6%	8.1%
ROE - Core earnings, excluding Talcott Resolution * [2]	8.9%	9.1%	8.9%	10.3%	10.9%	10.5%	11.9%	9.9%

[1]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[2]	ROE assumes debt and interest is attributed to Talcott Resolution consistent with the overall debt to capitalization ratios of the consolidated entity. For further information, see Appendix, page 34.

[3]	For reconciliations of ROE - Net income to ROE - Core earnings, see Appendix, page 35.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Earned premiums	$3,479	$3,484	$3,444	$3,404	$3,460	$3,404	$3,391	$3,322	$13,811	$13,577
Fee income	430	432	422	426	463	448	469	459	1,710	1,839
Net investment income	758	772	735	696	695	730	796	809	2,961	3,030
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(14)	(15)	(8)	(27)	(41)	(42)	(13)	(12)	(64)	(108)
OTTI losses recognized in other comprehensive income	2	1	1	4	2	2	2	—	8	6
Net OTTI losses recognized in earnings	(12)	(14)	(7)	(23)	(39)	(40)	(11)	(12)	(56)	(102)
Other net realized capital gains (losses) [1]	(137)	(3)	60	(132)	(87)	(4)	20	17	(212)	(54)
Total net realized capital gains (losses)	(149)	(17)	53	(155)	(126)	(44)	9	5	(268)	(156)
Other revenues	19	24	23	20	21	24	20	22	86	87
Total revenues	4,537	4,695	4,677	4,391	4,513	4,562	4,685	4,617	18,300	18,377
Benefits, losses and loss adjustment expenses	2,788	2,780	3,142	2,641	2,690	2,710	2,812	2,563	11,351	10,775
Amortization of DAC	378	403	368	374	290	434	391	387	1,523	1,502
Insurance operating costs and other expenses	914	898	912	909	943	971	910	948	3,633	3,772
Loss on extinguishment of debt	—	—	—	—	—	—	21	—	—	21
Loss (gain) on reinsurance transactions [2]	650	—	—	—	—	(20)	(8)	—	650	(28)
Interest expense	82	86	85	86	86	88	89	94	339	357
Total benefits, losses and expenses	4,812	4,167	4,507	4,010	4,009	4,183	4,215	3,992	17,496	16,399
Income (loss) from continuing operations before income taxes	(275)	528	170	381	504	379	470	625	804	1,978
Income tax expense (benefit) [3] [4] [5]	(194)	90	(46)	58	83	7	57	158	(92)	305
Income (loss) from continuing operations, after-tax	(81)	438	216	323	421	372	413	467	896	1,673
Income from discontinued operations, after-tax	—	—	—	—	—	9	—	—	—	9
Net income (loss)	(81)	438	216	323	421	381	413	467	896	1,682
Less: Unlock benefit (charge), before tax	(20)	(13)	18	13	53	(49)	47	29	(2)	80
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax [1]	(146)	(13)	51	(148)	(135)	(49)	6	3	(256)	(175)
Less: Restructuring and other costs, before tax	—	—	—	—	(4)	(4)	(2)	(10)	—	(20)
Less: Loss on extinguishment of debt, before tax	—	—	—	—	—	—	(21)	—	—	(21)
Less: (Loss) gain on reinsurance transactions, before tax [2]	(650)	—	—	—	—	20	8	—	(650)	28
Less: Income tax benefit (expense) [3][5] [6]	320	51	25	73	62	90	(14)	(7)	469	131
Less: Income from discontinued operations, after-tax	—	—	—	—	—	9	—	—	—	9
Core earnings	$415	$413	$122	$385	$445	$364	$389	$452	$1,335	$1,650

[1]
The three months ended December 31, 2016 included a realized capital loss of $96, before tax, associated with the write-down of investments in solar energy partnerships made in the quarter that generated solar tax credits and other tax benefits of $113 included on the "income tax benefit (expense)" line in the net income (loss) to core earnings reconciliation. The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in an estimated after-tax loss of $11 and an estimated after-tax gain of $6 in the three months ended December 31, 2016 and September 30, 2016, respectively, for a total estimated after-tax loss of $5 from the transaction.

[2]	The three months ended December 31, 2016 included a loss for premium paid to a reinsurer to cover the risk of adverse asbestos and environmental net reserve development.

[3]
The three months ended December 31, 2016 included a federal income tax benefit of $227 related to the reinsurance premium paid for the asbestos and environmental cover, a benefit of $113 associated with investments in solar energy partnerships and, income tax expense of $47 associated with IRS audit adjustments.The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

[4]	The three months ended September 30, 2015 and June 30, 2015, respectively, included an income tax provision of $12 and an income tax benefit of $48 due to uncertain tax positions.

[5]
The three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 included federal income tax benefits of $53, $25, $34 and $60, respectively, from the reduction of the deferred tax valuation allowance on capital loss carryovers.

[6]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Net income (loss):
Commercial Lines	$267	$272	$240	$228	$293	$211	$259	$240	$1,007	$1,003
Personal Lines	(18)	29	(53)	20	51	19	41	76	(22)	187
P&C Other Operations	(423)	31	(154)	17	19	16	(111)	23	(529)	(53)
Property & Casualty ("P&C")	(174)	332	33	265	363	246	189	339	456	1,137
Group Benefits	63	62	55	50	37	42	56	52	230	187
Mutual Funds	17	21	20	20	20	22	22	22	78	86
Sub-total	$(94)	$415	$108	$335	$420	$310	$267	$413	$764	$1,410
Talcott Resolution	45	78	104	17	28	74	217	111	244	430
Corporate	(32)	(55)	4	(29)	(27)	(3)	(71)	(57)	(112)	(158)
Net income (loss)	$(81)	$438	$216	$323	$421	$381	$413	$467	$896	$1,682

Core earnings (losses):
Commercial Lines	$277	$247	$224	$249	$289	$216	$264	$234	$997	$1,003
Personal Lines	(17)	25	(55)	23	51	17	42	75	(24)	185
P&C Other Operations	15	19	(154)	19	18	18	(113)	20	(101)	(57)
P&C	$275	$291	$15	$291	$358	$251	$193	$329	$872	$1,131
Group Benefits	59	51	46	48	40	47	56	52	204	195
Mutual Funds	17	21	20	20	20	22	22	22	78	86
Sub-total	351	363	81	359	418	320	271	403	1,154	1,412
Talcott Resolution	111	104	91	77	83	107	171	111	383	472
Corporate	(47)	(54)	(50)	(51)	(56)	(63)	(53)	(62)	(202)	(234)
Core earnings	$415	$413	$122	$385	$445	$364	$389	$452	$1,335	$1,650

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		MUTUAL FUNDS		TALCOTT RESOLUTION		CORPORATE		CONSOLIDATED
	Dec 31 2016	Dec 31 2015	Dec 31 2016	Dec 31 2015	Dec 31 2016	Dec 31 2015	Dec 31 2016	Dec 31 2015	Dec 31 2016	Dec 31 2015	Dec 31 2016	Dec 31 2015
Investments
Fixed maturities, available-for-sale, at fair value	$24,386	$25,671	$6,931	$7,405	$21	$57	$23,813	$24,692	$852	$1,371	$56,003	$59,196
Fixed maturities, at fair value using the fair value option	102	233	109	116	—	—	82	154	—	—	293	503
Equity securities, available-for-sale, at fair value	794	497	10	35	—	—	151	459	142	130	1,097	1,121
Mortgage loans	2,015	1,917	871	789	—	—	2,811	2,918	—	—	5,697	5,624
Policy loans, at outstanding balance	—	—	1	1	—	—	1,443	1,446	—	—	1,444	1,447
Limited partnerships and other alternative investments	1,337	1,490	190	193	—	—	929	1,191	—	—	2,456	2,874
Other investments	103	86	4	5	—	—	295	212	1	7	403	310
Short-term investments	1,162	581	223	167	162	147	1,366	588	331	360	3,244	1,843
Total investments	$29,899	$30,475	$8,339	$8,711	$183	$204	$30,890	$31,660	$1,326	$1,868	$70,637	$72,918
Cash	298	128	25	14	5	1	554	305	—	—	882	448
Premiums receivable and agents’ balances	3,388	3,275	342	261	—	—	1	1	—	—	3,731	3,537
Reinsurance recoverables	2,373	2,515	574	596	—	—	20,364	20,078	—	—	23,311	23,189
DAC	591	590	42	35	12	11	1,066	1,180	—	—	1,711	1,816
Deferred income taxes	517	367	(111)	(131)	6	4	1,206	1,335	1,663	1,631	3,281	3,206
Goodwill	157	119	—	—	180	149	—	—	230	230	567	498
Property and equipment, net	859	835	54	55	—	1	69	74	9	9	991	974
Other assets	1,004	793	140	125	94	79	512	563	36	79	1,786	1,639
Assets held for sale [1]	870	—	—	—	—	—	—	—	—	—	870	—
Separate account assets [2]	—	—	—	—	—	—	115,665	120,123	—	—	115,665	120,123
Total assets	$39,956	$39,097	$9,405	$9,666	$480	$449	$170,327	$175,319	$3,264	$3,817	$223,432	$228,348
Unpaid losses and loss adjustment expenses	$21,833	$21,825	$5,772	$5,888	$—	$—	$—	$—	$—	$—	$27,605	$27,713
Reserves for future policy benefits	—	—	322	491	—	—	13,607	13,368	—	—	13,929	13,859
Other policyholder funds and benefits payable	—	—	602	495	—	—	30,574	31,175	—	—	31,176	31,670
Unearned premiums	5,350	5,233	42	43	—	—	107	109	—	—	5,499	5,385
Debt	—	—	—	—	—	—	142	143	4,910	5,216	5,052	5,359
Other liabilities	1,723	1,171	305	307	165	148	1,958	1,786	2,841	3,185	6,992	6,597
Liabilities held for sale [1]	611	—	—	—	—	—	—	—	—	—	611	—
Separate account liabilities	—	—	—	—	—	—	115,665	120,123	—	—	115,665	120,123
Total liabilities	$29,517	$28,229	$7,043	$7,224	$165	$148	$162,053	$166,704	$7,751	$8,401	$206,529	$210,706
Common equity, excluding AOCI	9,977	10,342	2,219	2,219	315	301	7,553	8,032	(2,824)	(2,923)	17,240	17,971
AOCI, after-tax	462	526	143	223	—	—	721	583	(1,663)	(1,661)	(337)	(329)
Total stockholders’ equity	10,439	10,868	2,362	2,442	315	301	8,274	8,615	(4,487)	(4,584)	16,903	17,642
Total liabilities and equity	$39,956	$39,097	$9,405	$9,666	$480	$449	$170,327	$175,319	$3,264	$3,817	$223,432	$228,348

[1]	Related to the Company's U.K. property and casualty run-off subsidiaries.

[2]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
DEBT
Short-term debt	$416	$690	$690	$690	$275	$167	$167	$167
Senior notes	3,553	3,552	3,551	3,550	3,984	4,259	4,258	4,553
Junior subordinated debentures	1,083	1,083	1,083	1,083	1,100	1,100	1,100	1,100
Total debt	$5,052	$5,325	$5,324	$5,323	$5,359	$5,526	$5,525	$5,820
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$17,240	$17,671	$17,659	$17,858	$17,971	$18,064	$18,039	$17,927
AOCI	(337)	987	900	254	(329)	140	188	1,150
Total stockholders’ equity	$16,903	$18,658	$18,559	$18,112	$17,642	$18,204	$18,227	$19,077
CAPITALIZATION
Total capitalization, including AOCI, after-tax	$21,955	$23,983	$23,883	$23,435	$23,001	$23,730	$23,752	$24,897
Total capitalization, excluding AOCI, after-tax	$22,292	$22,996	$22,983	$23,181	$23,330	$23,590	$23,564	$23,747
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.0%	22.2%	22.3%	22.7%	23.3%	23.3%	23.3%	23.4%
Total debt to capitalization, excluding AOCI	22.7%	23.2%	23.2%	23.0%	23.0%	23.4%	23.4%	24.5%
Total rating agency adjusted debt to capitalization [1] [2]	25.8%	25.8%	25.9%	26.4%	27.0%	26.9%	26.9%	26.9%
ANNUAL FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges (after interest credited to contractholders) [3]	1.8:1				2.9:1
Total earnings to total fixed charges (before interest credited to contractholders) [4]	3.2:1				6.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.2 billion, $1.5 billion, $1.5 billion, $1.5 billion, $1.5 billion, $1.6 billion, $1.6 billion, $1.6 billion for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures.

[3]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes, total fixed charges and interest credited to contractholders, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest, amortization of debt issuance costs and interest credited to contractholders. Interest credited to contractholders includes interest credited on general account assets and interest credited on consumer notes.

[4]
Calculated as total earnings divided by total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges, less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include: interest expense, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
DECEMBER 31, 2016

	P&C	GROUP BENEFITS	TALCOTT RESOLUTION
U.S. statutory net income [1]	$304	$210	$347
U.S. statutory capital [2]	$8,261	$1,624	$4,398
U.S. GAAP adjustments:
DAC	591	42	1,066
Non-admitted deferred tax assets [3]	357	29	1,496
Deferred taxes [4]	(1,010)	(297)	(786)
Goodwill	104	—	—
Non-admitted assets other than deferred taxes	677	88	21
Asset valuation and interest maintenance reserve	—	197	551
Benefit reserves	(34)	220	158
Unrealized gains on investments	660	214	1,023
Other, net	833	245	347
U.S. GAAP stockholders’ equity	$10,439	$2,362	$8,274

[1]	Statutory net income is for the year ended December 31, 2016.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
Fixed maturities net unrealized gain	$1,226	$2,418	$2,406	$1,780	$1,281	$1,571	$1,636	$2,565
Equities net unrealized gain (loss)	50	41	31	21	(2)	(8)	21	13
OTTI losses recognized in AOCI	(3)	(5)	(10)	(15)	(7)	(4)	(7)	(8)
Net gain on cash flow hedging instruments	76	172	200	184	130	170	122	177
Total net unrealized gain	$1,349	$2,626	$2,627	$1,970	$1,402	$1,729	$1,772	$2,747
Foreign currency translation adjustments	6	10	(68)	(49)	(55)	(38)	(24)	(28)
Pension and other postretirement adjustment	(1,692)	(1,649)	(1,659)	(1,667)	(1,676)	(1,551)	(1,560)	(1,569)
Total AOCI	$(337)	$987	$900	$254	$(329)	$140	$188	$1,150

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC 31, 2016
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$17,100	$1,975	$2,540	$21,615
Reinsurance and other recoverables	2,299	18	377	2,694
Beginning liabilities for unpaid losses and loss adjustment expenses, net	14,801	1,957	2,163	18,921
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	946	768	—	1,714
Current accident year catastrophes	33	28	—	61
Prior accident year development	20	20	8	48
Total provision for unpaid losses and loss adjustment expenses	999	816	8	1,823
Less: payments	887	704	96	1,687
Ending liabilities for unpaid losses and loss adjustment expenses, net	14,913	2,069	2,075	19,057
Reinsurance and other recoverables	2,325	25	426	2,776
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$17,238	$2,094	$2,501	$21,833

	YEAR ENDED DEC 31, 2016
	Commercial Lines	Personal Lines	P&C Other Operations [1]	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$16,559	$1,845	$3,421	$21,825
Reinsurance and other recoverables	2,293	19	570	2,882
Beginning liabilities for unpaid losses and loss adjustment expenses, net	14,266	1,826	2,851	18,943
Add: Maxum acquisition [1]	122	—	—	122
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	3,766	2,808	—	6,574
Current accident year catastrophes	200	216	—	416
Prior accident year development	28	151	278	457
Total provision for unpaid losses and loss adjustment expenses	3,994	3,175	278	7,447
Less: payments	3,469	2,932	567	6,968
Less: net reserves transferred to liabilities held for sale [2]	—	—	487	487
Ending liabilities for unpaid losses and loss adjustment expenses, net	14,913	2,069	2,075	19,057
Reinsurance and other recoverables	2,325	25	426	2,776
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$17,238	$2,094	$2,501	$21,833

[1]	Represents Maxum reserves, net of reinsurance as of the acquisition date.

[2]	Represents liabilities to be transferred to the buyer in connection with the pending sale of the Company's U.K. property and casualty run-off subsidiaries.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Written premiums	$2,555	$2,673	$2,661	$2,679	$2,576	$2,674	$2,667	$2,661	$10,568	$10,578
Change in unearned premium reserve	(113)	16	35	81	(91)	49	78	126	19	162
Earned premiums	2,668	2,657	2,626	2,598	2,667	2,625	2,589	2,535	10,549	10,416
Losses and loss adjustment expenses
Current accident year before catastrophes	1,714	1,688	1,627	1,545	1,610	1,634	1,525	1,546	6,574	6,315
Current accident year catastrophes	61	80	184	91	34	76	139	83	416	332
Prior accident year development [1]	48	25	351	33	(5)	37	220	(2)	457	250
Total losses and loss adjustment expenses	1,823	1,793	2,162	1,669	1,639	1,747	1,884	1,627	7,447	6,897
Amortization of DAC	330	329	331	331	330	329	327	324	1,321	1,310
Underwriting expenses	436	437	445	456	469	474	446	449	1,774	1,838
Dividends to policyholders	3	4	4	4	4	4	4	5	15	17
Underwriting gain (loss) *	76	94	(316)	138	225	71	(72)	130	(8)	354
Net investment income	310	305	292	272	270	267	307	327	1,179	1,171
Net realized capital gains (losses) [2]	(46)	(3)	35	(41)	10	(16)	(6)	13	(55)	1
Loss on reinsurance transaction [3]	650	—	—	—	—	—	—	—	650	—
Net servicing and other income	6	9	5	7	7	8	27	6	27	48
Income from continuing operations before income taxes	(304)	405	16	376	512	330	256	476	493	1,574
Income tax expense (benefit) [4] [5]	(130)	73	(17)	111	149	91	67	137	37	444
Income from continuing operations, after-tax	(174)	332	33	265	363	239	189	339	456	1,130
Income from discontinued operations, after-tax	—	—	—	—	—	7	—	—	—	7
Net income (loss)	(174)	332	33	265	363	246	189	339	456	1,137
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(45)	(3)	35	(40)	6	(15)	(7)	14	(53)	(2)
Less: Loss on reinsurance transaction, before tax [3]	(650)	—	—	—	—	—	—	—	(650)	—
Less: Income tax benefit (expense) on items not included in core earnings [4] [5]	246	44	(17)	14	(1)	3	3	(4)	287	1
Less: Income from discontinued operations, after-tax	—	—	—	—	—	7	—	—	—	7
Core earnings	$275	$291	$15	$291	$358	$251	$193	$329	$872	$1,131
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	4.3%	10.4%	9.3%	11.1%	12.5%	12.4%	13.5%	11.5%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(0.6)%	—%	(0.2)%	(0.6)%	—%	—%	0.5%	0.3%
Less: Loss on reinsurance transaction, before tax [3]	(7.9)%	—%	—%	—%	—%	—%	—%	—%
Less: Income tax benefit (expense) on items not included in core earnings [4] [5]	3.5%	0.5%	—%	0.2%	—%	—%	(0.2)%	(0.1)%
Less: Income from discontinued operations, after-tax	—%	—%	0.1%	0.1%	0.1%	0.2%	0.1%	0.1%
Less: Impact of AOCI, excluded from Core ROE	(0.6)%	(1.1)%	(0.9)%	(1.3)%	(1.1)%	(1.2)%	(1.3)%	(1.2)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	9.9%	11.0%	10.3%	12.7%	13.5%	13.4%	14.4%	12.4%

[1]
The three months ended June 30, 2016 and 2015 included unfavorable reserve development of $197 and $146, respectively, related to asbestos reserves, and $71 and $52, respectively, related to environmental reserves.

[2]
The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in an estimated after-tax loss of $11 and an estimated after-tax gain of $6 in the three months ended December 31, 2016 and September 30, 2016, respectively, for a total estimated after-tax loss of $5 from the transaction.

[3] The three months ended December 31, 2016 included a loss for premium paid to a reinsurer to cover the risk of adverse asbestos and environmental net reserve development.

[4]	The three months ended December 31, 2016 included a federal income tax benefit of $227 related to the reinsurance premium paid for the asbestos and environmental adverse development cover.

[5]
The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
UNDERWRITING GAIN (LOSS)	$76	$94	$(316)	$138	$225	$71	$(72)	$130	$(8)	$354
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.2	63.5	62.0	59.5	60.4	62.2	58.9	61.0	62.3	60.6
Current accident year catastrophes	2.3	3.0	7.0	3.5	1.3	2.9	5.4	3.3	3.9	3.2
Prior accident year development [1] [2]	1.8	0.9	13.4	1.3	(0.2)	1.4	8.5	(0.1)	4.3	2.4
Total losses and loss adjustment expenses	68.3	67.5	82.3	64.2	61.5	66.6	72.8	64.2	70.6	66.2
Expenses	28.7	28.8	29.6	30.3	30.0	30.6	29.9	30.5	29.3	30.2
Policyholder dividends	0.1	0.2	0.2	0.2	0.1	0.2	0.2	0.2	0.1	0.2
Combined ratio	97.2	96.5	112.0	94.7	91.6	97.3	102.8	94.9	100.1	96.6
Current accident year catastrophes and prior accident year development	4.1	3.9	20.4	4.8	1.1	4.3	13.9	3.2	8.2	5.6
Underlying combined ratio *	93.1	92.5	91.7	89.9	90.5	93.0	88.9	91.7	91.8	91.0

[1]	The three months ended June 30, 2016 and 2015 included 10.2 point and 7.6 point, respectively, of unfavorable impact related to asbestos and environmental prior accident year loss reserve development.

[2]
The following table summarizes unfavorable (favorable) prior accident year development. For additional information see the Commercial Lines, Personal Lines and P&C Other Operations underwriting results presented in this document.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Auto liability - Commercial Lines	$38	$18	$(8)	$9	$2	$30	$5	$25	$57	$62
Auto liability - Personal Lines	20	—	75	65	(1)	(7)	—	—	160	(8)
Homeowners	(6)	1	1	(6)	—	2	6	1	(10)	9
Professional and general liability	(4)	(1)	34	(1)	2	3	(3)	(30)	28	(28)
Package business	15	(2)	7	45	20	3	4	1	65	28
Net asbestos reserves	—	—	197	—	—	—	146	—	197	146
Net environmental reserves	—	—	71	—	—	—	52	3	71	55
Workers’ compensation	(32)	(4)	(4)	(79)	(37)	—	—	—	(119)	(37)
Workers' compensation discount accretion	7	7	7	7	7	7	7	8	28	29
Catastrophes	—	(2)	2	(7)	(1)	1	—	(18)	(7)	(18)
Uncollectible reinsurance	—	—	(30)	—	—	—	—	—	(30)	—
Other reserve re-estimates, net	10	8	(1)	—	3	(2)	3	8	17	12
Total prior accident year development	$48	$25	$351	$33	$(5)	$37	$220	$(2)	$457	$250

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Written premiums	$1,664	$1,673	$1,669	$1,726	$1,609	$1,639	$1,655	$1,722	$6,732	$6,625
Change in unearned premium reserve	(37)	(4)	19	103	(49)	(8)	32	139	81	114
Earned premiums	1,701	1,677	1,650	1,623	1,658	1,647	1,623	1,583	6,651	6,511
Losses and loss adjustment expenses
Current accident year before catastrophes	946	969	938	913	923	952	909	928	3,766	3,712
Current accident year catastrophes	33	43	80	44	13	8	42	58	200	121
Prior accident year development [1]	20	22	6	(20)	(16)	50	21	(2)	28	53
Total losses and loss adjustment expenses	999	1,034	1,024	937	920	1,010	972	984	3,994	3,886
Amortization of DAC	246	243	242	242	241	239	237	234	973	951
Underwriting expenses	305	293	298	295	295	304	284	295	1,191	1,178
Dividends to policyholders	3	4	4	4	4	4	4	5	15	17
Underwriting gain	148	103	82	145	198	90	126	65	478	479
Net servicing income	5	8	5	4	6	6	4	4	22	20
Net investment income	243	239	226	209	206	208	239	257	917	910
Net realized capital gains (losses)	(18)	39	25	(33)	11	(18)	(7)	8	13	(6)
Other income (expenses)	1	(3)	—	1	(2)	1	2	1	(1)	2
Income from continuing operations before income taxes	379	386	338	326	419	287	364	335	1,429	1,405
Income tax expense	112	114	98	98	126	83	105	95	422	409
Income from continuing operations, after-tax	267	272	240	228	293	204	259	240	1,007	996
Income from discontinued operations, after-tax	—	—	—	—	—	7	—	—	—	7
Net income	267	272	240	228	293	211	259	240	1,007	1,003
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(17)	39	25	(32)	6	(16)	(8)	9	15	(9)
Less: Income tax benefit (expense)	7	(14)	(9)	11	(2)	4	3	(3)	(5)	2
Less: Income from discontinued operations, after-tax	—	—	—	—	—	7	—	—	—	7
Core earnings	$277	$247	$224	$249	$289	$216	$264	$234	$997	$1,003

[1]	For further information, see Commercial Lines Income Statements (continued), page 12.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

[1] Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Auto liability	$38	$18	$(8)	$9	$2	$30	$5	$25	$57	$62
Professional liability	(2)	(2)	—	(33)	(13)	(6)	—	(17)	(37)	(36)
Package business	15	(2)	7	45	20	3	4	1	65	28
General liability	(2)	1	34	32	15	9	(3)	(13)	65	8
Workers’ compensation	(32)	(4)	(4)	(79)	(37)	—	—	—	(119)	(37)
Workers' compensation discount accretion	7	7	7	7	7	7	7	8	28	29
Catastrophes	—	(3)	1	(2)	1	1	4	(6)	(4)	—
Uncollectible reinsurance	—	—	(30)	—	—	—	—	—	(30)	—
Other reserve re-estimates, net	(4)	7	(1)	1	(11)	6	4	—	3	(1)
Total prior accident year development	$20	$22	$6	$(20)	$(16)	$50	$21	$(2)	$28	$53

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
UNDERWRITING GAIN	$148	$103	$82	$145	$198	$90	$126	$65	$478	$479
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	55.6	57.8	56.8	56.3	55.7	57.8	56.0	58.6	56.6	57.0
Current accident year catastrophes	1.9	2.6	4.8	2.7	0.8	0.5	2.6	3.7	3.0	1.9
Prior accident year development	1.2	1.3	0.4	(1.2)	(1.0)	3.0	1.3	(0.1)	0.4	0.8
Total losses and loss adjustment expenses	58.7	61.7	62.1	57.7	55.5	61.3	59.9	62.2	60.1	59.7
Expenses	32.4	32.0	32.7	33.1	32.3	33.0	32.1	33.4	32.5	32.7
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.2	0.3
Combined ratio	91.3	93.9	95.0	91.1	88.1	94.5	92.2	95.9	92.8	92.6
Current accident year catastrophes and prior accident year development	3.1	3.9	5.2	1.5	(0.2)	3.5	3.9	3.6	3.4	2.7
Underlying combined ratio	88.2	90.0	89.8	89.6	88.2	91.0	88.4	92.4	89.4	90.0

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	90.5	89.0	92.2	89.4	85.3	88.0	89.2	93.9	90.3	89.0
Combined ratio before catastrophes	88.8	87.6	87.3	86.7	84.5	87.5	86.0	90.5	87.6	87.1
Underlying combined ratio	86.0	86.8	86.9	86.7	85.1	86.8	85.1	89.6	86.6	86.6
MIDDLE MARKET
Combined ratio	92.0	99.4	99.8	98.3	93.3	102.5	94.5	98.9	97.4	97.3
Combined ratio before catastrophes	88.9	94.9	93.1	94.9	91.9	101.5	91.1	94.6	92.9	94.8
Underlying combined ratio	88.9	93.1	91.9	92.0	89.0	93.8	89.3	93.7	91.5	91.4
SPECIALTY COMMERCIAL
Combined ratio	88.8	94.0	92.8	76.5	83.9	81.5	100.4	94.5	88.0	89.9
Combined ratio before catastrophes	88.8	93.5	92.7	76.5	83.9	81.5	100.4	94.5	87.9	89.9
Underlying combined ratio	94.8	93.7	95.4	94.3	98.1	99.1	98.8	99.1	94.5	98.8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
WRITTEN PREMIUMS
Small Commercial	$846	$866	$883	$926	$793	$822	$867	$906	$3,521	$3,388
Middle Market	607	590	578	568	603	594	578	589	2,343	2,364
Specialty Commercial	200	207	197	222	204	215	200	219	826	838
National Accounts	81	89	79	101	93	95	82	100	350	370
Financial Products	62	62	59	60	62	64	60	61	243	247
Bond	50	51	48	44	46	50	49	46	193	191
Other Specialty	7	5	11	17	3	6	9	12	40	30
Other	11	10	11	10	9	8	10	8	42	35
Total	$1,664	$1,673	$1,669	$1,726	$1,609	$1,639	$1,655	$1,722	$6,732	$6,625
EARNED PREMIUMS
Small Commercial	$894	$880	$854	$839	$844	$839	$833	$810	$3,467	$3,326
Middle Market	590	586	584	574	600	590	583	566	2,334	2,339
Specialty Commercial	207	201	201	199	208	208	198	198	808	812
National Accounts	87	82	85	85	92	88	82	83	339	345
Financial Products	61	60	62	61	63	63	63	61	244	250
Bond	48	49	46	45	47	48	47	46	188	188
Other Specialty	11	10	8	8	6	9	6	8	37	29
Other	10	10	11	11	6	10	9	9	42	34
Total	$1,701	$1,677	$1,650	$1,623	$1,658	$1,647	$1,623	$1,583	$6,651	$6,511

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$145	$146	$139	$146	$133	$131	$141	$140	$576	$545
Middle Market	$133	$99	$124	$103	$114	$117	$119	$124	$459	$474
Renewal Price Increases [1]
Standard Commercial Lines - Written	2%	2%	2%	2%	2%	2%	2%	3%	2%	2%
Standard Commercial Lines - Earned	2%	2%	2%	2%	3%	3%	4%	5%	2%	4%
Policy Count Retention [1]
Small Commercial [2]	85%	85%	84%	84%	85%	84%	83%	85%	84%	84%
Middle Market	76%	76%	75%	74%	81%	81%	81%	81%	75%	81%
Middle Market - normalized [2]	80%	80%	79%	79%
Policies in Force (in thousands)
Small Commercial	1,280	1,279	1,253	1,245	1,254	1,230	1,239	1,211
Middle Market [1]	66	66	67	69	71	71	72	72

[1]	Excludes Maxum, Middle Market specialty programs and livestock lines of business.

[2]
Normalized retention rate for the effect of including certain low premium policies transferred from Middle Market to Small Commercial. The transfer did not have a significant impact on policy count retention in Small Commercial.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Written premiums	$892	$1,000	$992	$953	$936	$1,034	$1,009	$939	$3,837	$3,918
Change in unearned premium reserve	(75)	20	16	(22)	(42)	57	43	(13)	(61)	45
Earned premiums	967	980	976	975	978	977	966	952	3,898	3,873
Losses and loss adjustment expenses
Current accident year before catastrophes	768	719	689	632	662	682	616	618	2,808	2,578
Current accident year catastrophes	28	37	104	47	21	68	97	25	216	211
Prior accident year development [1]	20	3	76	52	(3)	(14)	—	(4)	151	(21)
Total losses and loss adjustment expenses	816	759	869	731	680	736	713	639	3,175	2,768
Amortization of DAC	84	86	89	89	89	90	90	90	348	359
Underwriting expenses	132	137	141	154	163	162	155	148	564	628
Underwriting gain (loss)	(65)	(2)	(123)	1	46	(11)	8	75	(189)	118
Net servicing income	—	—	—	—	1	—	2	1	—	4
Net investment income	36	35	33	31	30	29	34	35	135	128
Net realized capital gains (losses)	(2)	5	4	(5)	—	4	(1)	1	2	4
Other income (expense)	(2)	2	—	—	(1)	(1)	18	(1)	—	15
Income (loss) before income taxes	(33)	40	(86)	27	76	21	61	111	(52)	269
Income tax expense (benefit)	(15)	11	(33)	7	25	2	20	35	(30)	82
Net income (loss)	(18)	29	(53)	20	51	19	41	76	(22)	187
Less: Net realized capital gains (losses), after DAC, excluded from core earnings, before tax	(2)	5	4	(5)	1	3	(1)	1	2	4
Less: Income tax benefit (expense)	1	(1)	(2)	2	(1)	(1)	—	—	—	(2)
Core earnings (losses)	$(17)	$25	$(55)	$23	$51	$17	$42	$75	$(24)	$185

[1]	Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Auto liability [a]	$20	$—	$75	$65	$(1)	$(7)	$—	$—	$160	$(8)
Homeowners	(6)	1	1	(6)	—	2	6	1	(10)	9
Catastrophes	—	1	1	(5)	(2)	—	(4)	(12)	(3)	(18)
Other reserve re-estimates, net	6	1	(1)	(2)	—	(9)	(2)	7	4	(4)
Total prior accident year development	$20	$3	$76	$52	$(3)	$(14)	$—	$(4)	$151	$(21)

[a]
For the three months ended June 30, 2016 unfavorable reserve development was primarily due to higher than expected emerged severity of bodily injury claims and higher than expected emerged frequency of uninsured and under-insured motorist claims related to accident year 2015. For the three months ended March 31, 2016 unfavorable reserve development was primarily due to higher than expected emerged bodily injury severity for accident years 2014 and 2015 and, for the third and fourth accident quarters of 2015, an increase in bodily injury frequency.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
UNDERWRITING GAIN (LOSS)	$(65)	$(2)	$(123)	$1	$46	$(11)	$8	$75	$(189)	$118
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	79.4	73.4	70.6	64.8	67.7	69.8	63.8	64.9	72.0	66.6
Current accident year catastrophes	2.9	3.8	10.7	4.8	2.1	7.0	10.0	2.6	5.5	5.4
Prior accident year development	2.1	0.3	7.8	5.3	(0.3)	(1.4)	—	(0.4)	3.9	(0.5)
Total losses and loss adjustment expenses	84.4	77.4	89.0	75.0	69.5	75.3	73.8	67.1	81.5	71.5
Expenses	22.3	22.8	23.6	24.9	25.8	25.8	25.4	25.0	23.4	25.5
Combined ratio	106.7	100.2	112.6	99.9	95.3	101.1	99.2	92.1	104.8	97.0
Current accident year catastrophes and prior accident year development	5.0	4.1	18.5	10.1	1.8	5.6	10.0	2.2	9.4	4.9
Underlying combined ratio	101.8	96.1	94.2	89.7	93.5	95.6	89.1	89.9	95.4	92.0
PRODUCT
Automobile
Combined ratio	118.1	104.8	117.0	106.6	103.5	100.4	98.3	95.4	111.6	99.4
Underlying combined ratio	113.6	103.1	102.7	96.2	102.9	101.6	96.6	94.6	103.9	99.0
Homeowners
Combined ratio	80.9	89.2	102.4	84.7	76.9	105.5	100.7	85.1	89.3	92.1
Underlying combined ratio	74.7	79.6	74.2	75.1	72.4	82.4	72.6	79.7	75.9	76.8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$665	$762	$752	$711	$675	$762	$744	$677	$2,890	$2,858
AARP Agency	95	95	92	92	98	95	89	87	374	369
Other Agency	121	131	135	136	151	163	163	161	523	638
Other	11	12	13	14	12	14	13	14	50	53
Total	$892	$1,000	$992	$953	$936	$1,034	$1,009	$939	$3,837	$3,918
EARNED PREMIUMS
AARP Direct	$728	$731	$723	$715	$712	$709	$698	$685	$2,897	$2,804
AARP Agency	95	94	94	92	92	88	87	81	375	348
Other Agency	133	140	147	153	160	165	169	173	573	667
Other	11	15	12	15	14	15	12	13	53	54
Total	$967	$980	$976	$975	$978	$977	$966	$952	$3,898	$3,873
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$627	$691	$686	$690	$655	$707	$688	$671	$2,694	$2,721
Homeowners	265	309	306	263	281	327	321	268	1,143	1,197
Total	$892	$1,000	$992	$953	$936	$1,034	$1,009	$939	$3,837	$3,918
EARNED PREMIUMS
Automobile	$676	$686	$680	$678	$677	$674	$665	$655	$2,720	$2,671
Homeowners	291	294	296	297	301	303	301	297	1,178	1,202
Total	$967	$980	$976	$975	$978	$977	$966	$952	$3,898	$3,873
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$48	$70	$83	$110	$114	$111	$96	$101	$311	$422
Homeowners	$12	$18	$21	$23	$25	$29	$29	$27	$74	$110
Renewal Written Price Increases
Automobile	9%	7%	7%	7%	6%	6%	6%	6%	7%	6%
Homeowners	10%	10%	9%	9%	8%	8%	8%	8%	10%	8%
Renewal Earned Price Increases
Automobile	7%	7%	6%	6%	6%	6%	6%	6%	7%	6%
Homeowners	9%	9%	9%	8%	8%	8%	8%	8%	9%	8%
Policy Count Retention
Automobile	83%	84%	84%	84%	84%	84%	84%	84%	84%	84%
Homeowners	83%	84%	84%	84%	85%	85%	86%	85%	84%	85%
Premium Retention
Automobile	89%	88%	88%	87%	87%	87%	87%	87%	88%	87%
Homeowners	90%	89%	89%	90%	90%	90%	90%	90%	89%	90%
Policies in Force (in thousands)
Automobile	1,965	2,016	2,053	2,073	2,062	2,052	2,049	2,053
Homeowners	1,176	1,208	1,239	1,262	1,272	1,284	1,296	1,305

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA - AUTOMOBILE

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium by Distribution
AARP Direct	$35	$52	$62	$84	$82	$81	$68	$67	$233	$298
AARP Agency	9	12	14	17	19	17	16	19	52	71
Other Agency	4	6	6	8	11	11	10	13	24	45
Other	—	—	1	1	2	2	2	2	2	8
Total	$48	$70	$83	$110	$114	$111	$96	$101	$311	$422
Policy Count Retention by Distribution
AARP Direct	85%	86%	86%	86%	86%	86%	86%	85%	86%	86%
AARP Agency	79%	78%	78%	78%	77%	78%	80%	81%	78%	79%
Other Agency [1]	79%	78%	78%	80%	80%	79%	81%	82%	79%	80%
Total	83%	84%	84%	84%	84%	84%	84%	84%	84%	84%

[1]
Includes policies that are available to renew on either a six or twelve month policy term. The policy retention represents the percentage of policies that renewed since the last policy term and is not annualized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Written premiums	$(1)	$—	$—	$—	$31	$1	$3	$—	$(1)	$35
Change in unearned premium reserve	(1)	—	—	—	—	—	3	—	(1)	3
Earned premiums	—	—	—	—	31	1	—	—	—	32
Losses and loss adjustment expenses
Current accident year	—	—	—	—	25	—	—	—	—	25
Prior accident year development [1]	8	—	269	1	14	1	199	4	278	218
Total losses and loss adjustment expenses	8	—	269	1	39	1	199	4	278	243
Underwriting expenses	(1)	7	6	7	11	8	7	6	19	32
Underwriting loss	(7)	(7)	(275)	(8)	(19)	(8)	$(206)	$(10)	(297)	(243)
Net investment income	31	31	33	32	34	30	34	35	127	133
Net realized capital gains (losses) [2]	(26)	(47)	6	(3)	(1)	(2)	2	4	(70)	3
Loss on reinsurance transaction [3]	650	—	—	—	—	—	—	—	650	—
Other income	2	2	—	2	3	2	1	1	6	7
Income (loss) before income taxes	(650)	(21)	(236)	23	17	22	(169)	30	(884)	(100)
Income tax expense (benefit) [4] [5]	(227)	(52)	(82)	6	(2)	6	(58)	7	(355)	(47)
Net income (loss)	(423)	31	(154)	17	19	16	(111)	23	(529)	(53)
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax [2]	(26)	(47)	6	(3)	(1)	(2)	2	4	(70)	3
Less: Loss on reinsurance transaction, before tax [3]	(650)	—	—	—	—	—	—	—	(650)	—
Less: Income tax benefit (expense) [4] [5] [6]	238	59	(6)	1	2	—	—	(1)	292	1
Core earnings (losses)	$15	$19	$(154)	$19	$18	$18	$(113)	$20	$(101)	$(57)

[1]
The three months ended June 30, 2016 and 2015 included unfavorable reserve development of $197 and $146, respectively, related to asbestos reserves, and $71 and $52, respectively, related to environmental reserves.

[2]
The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in an estimated after-tax loss of $11 and an estimated after-tax gain of $6 in the three months ended December 31, 2016 and September 30, 2016, respectively, for a total estimated after-tax loss of $5 from the transaction.

[3]	The three months ended December 31, 2016 included a loss for premium paid to a reinsurer to cover the risk of adverse asbestos and environmental net reserve development.

[4]	The three months ended December 31, 2016 included a federal income tax benefit of $227 related to the reinsurance premium paid for the asbestos and environmental adverse development cover.

[5]
The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

[6]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Earned premiums	$788	$792	$790	$778	$774	$752	$780	$763	$3,148	$3,069
Fee income	20	20	18	17	17	17	16	17	75	67
Net investment income	95	95	88	88	88	91	95	97	366	371
Net realized capital gains (losses)	8	19	16	2	(6)	(6)	2	(1)	45	(11)
Total revenues	911	926	912	885	873	854	893	876	3,634	3,496
Benefits, losses and loss adjustment expenses	620	642	634	618	620	591	618	598	2,514	2,427
Amortization of DAC	8	8	7	8	7	8	8	8	31	31
Insurance operating costs and other expenses	196	190	196	194	199	198	191	200	776	788
Total benefits, losses and expenses	824	840	837	820	826	797	817	806	3,321	3,246
Income before income taxes	87	86	75	65	47	57	76	70	313	250
Income tax expense	24	24	20	15	10	15	20	18	83	63
Net income	63	62	55	50	37	42	56	52	230	187
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	7	17	15	2	(5)	(7)	—	—	41	(12)
Less: Income tax benefit (expense) on items not included in core earnings	(3)	(6)	(6)	—	2	2	—	—	(15)	4
Core earnings	$59	$51	$46	$48	$40	$47	$56	$52	$204	$195
Margin
Net income margin	6.9%	6.7%	6.0%	5.7%	4.2%	4.9%	6.3%	5.9%	6.3%	5.4%
Core earnings margin *	6.5%	5.6%	5.1%	5.5%	4.6%	5.5%	6.3%	5.9%	5.7%	5.6%
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	11.2%	9.3%	8.2%	8.3%	8.5%	9.2%	9.0%	9.1%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	2.2%	1.5%	0.3%	(0.5)%	(0.6)%	(0.2)%	0.1%	0.4%
Less: Income tax benefit (expense) on items not included in core earnings	(0.8)%	(0.5)%	(0.1)%	0.2%	0.2%	0.1%	0.1%	(0.1)%
Less: Impact of AOCI, excluded from Core ROE	(0.9)%	(1.4)%	(1.4)%	(1.6)%	(1.4)%	(1.5)%	(1.5)%	(1.6)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	10.7%	9.7%	9.4%	10.2%	10.3%	10.8%	10.3%	10.4%
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
PREMIUMS
Fully insured ongoing premiums
Group disability	$359	$360	$363	$352	$356	$344	$358	$354	$1,434	$1,412
Group life	377	381	376	369	371	364	376	365	1,503	1,476
Other	52	51	51	51	47	43	46	44	205	180
Total fully insured ongoing premiums	788	792	790	772	774	751	780	763	3,142	3,068
Total buyouts [1]	—	—	—	6	—	1	—	—	6	1
Total premiums	$788	$792	$790	$778	$774	$752	$780	$763	$3,148	$3,069
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$25	$30	$45	$84	$22	$24	$27	$123	$184	$196
Group life	15	26	31	149	20	33	28	148	221	229
Other	3	5	4	33	6	4	3	29	45	42
Total fully insured ongoing sales	43	61	80	266	48	61	58	300	450	467
Total buyouts [1]	—	—	—	6	—	1	—	—	6	1
Total sales	$43	$61	$80	$272	$48	$62	$58	300	$456	$468
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	84.0%	79.4%	79.9%	82.4%	82.9%	80.9%	80.8%	81.8%	81.4%	81.6%
Group life loss ratio	70.6%	80.0%	78.1%	73.8%	76.0%	73.4%	76.2%	73.2%	75.7%	74.7%
Total loss ratio	76.7%	79.1%	78.5%	77.6%	78.4%	76.8%	77.6%	76.7%	78.0%	77.4%
Expense ratio	25.2%	24.4%	25.1%	25.6%	26.0%	26.8%	25.0%	26.7%	25.1%	26.1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Investment management fees	$150	$145	$140	$135	$146	$149	$152	$147	$570	$594
Shareholder servicing fees	22	20	20	20	20	19	19	19	82	77
Other revenue	12	13	13	12	13	14	13	13	50	53
Total revenues	184	178	173	167	179	182	184	179	702	724
Sub-advisory	54	52	50	48	53	53	55	52	204	213
Employee compensation and benefits	27	26	24	24	25	23	25	25	101	98
Distribution and service	42	40	39	39	40	42	42	41	160	165
General, administrative and other	34	29	28	25	29	30	28	27	116	114
Total expenses	157	147	141	136	147	148	150	145	581	590
Income before income taxes	27	31	32	31	32	34	34	34	121	134
Income tax expense	10	10	12	11	12	12	12	12	43	48
Net income	$17	$21	$20	$20	$20	$22	$22	$22	$78	$86
Core earnings	$17	$21	$20	$20	$20	$22	$22	$22	$78	$86
Daily Average Total Mutual Funds segment AUM	$95,935	$93,753	$91,289	$87,192	$93,025	$93,999	$97,130	$94,595	$92,042	$94,687
Return on assets (bps, after-tax) [1]
Net income	7.4	8.5	8.9	9.3	8.9	9.1	9.0	9.5	8.5	9.1
Core earnings	7.4	8.5	8.9	9.3	8.9	9.1	9.0	9.5	8.5	9.1
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	31.7%	33.2%	34.2%	35.5%	37.4%	39.8%	40.3%	40.4%
Less: Restructuring and other costs, before tax	—%	—%	—%	—%	—%	(2.8)%	(2.8)%	(2.8)%
Less: Income tax benefit on items not included in core earnings	—%	—%	—%	—%	—%	0.9%	0.9%	0.9%
Less: Impact of AOCI, excluded from Core ROE	0.1%	(0.2)%	(0.2)%	(0.3)%	(0.1)%	(0.2)%	(0.3)%	(0.4)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	31.6%	33.4%	34.4%	35.8%	37.5%	41.9%	42.5%	42.7%

[1]	Represents annualized earnings divided by daily average assets under management, as measured in basis points.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Equity
Beginning balance	$48,476	$46,808	$46,455	$47,369	$44,318	$47,841	$47,131	$45,221	$47,369	$45,221
Sales	2,845	2,722	2,324	3,069	2,863	2,746	2,367	2,583	10,960	10,559
Redemptions	(3,852)	(3,138)	(2,974)	(2,853)	(2,134)	(2,105)	(2,145)	(2,307)	(12,817)	(8,691)
Net flows	(1,007)	(416)	(650)	216	729	641	222	276	(1,857)	1,868
Change in market value and other [4]	1,805	2,084	1,003	(1,130)	2,322	(4,164)	488	1,634	3,762	280
Ending balance	$49,274	$48,476	$46,808	$46,455	$47,369	$44,318	$47,841	$47,131	$49,274	$47,369
Fixed Income
Beginning balance	$12,864	$12,491	$12,389	$12,625	$13,443	$13,844	$14,267	$14,046	$12,625	$14,046
Sales	1,329	1,027	843	918	988	878	883	1,240	4,117	3,989
Redemptions	(1,228)	(888)	(1,012)	(1,432)	(1,549)	(1,166)	(1,084)	(1,338)	(4,560)	(5,137)
Net flows	101	139	(169)	(514)	(561)	(288)	(201)	(98)	(443)	(1,148)
Change in market value and other [4]	1,888	234	271	278	(257)	(113)	(222)	319	2,671	(273)
Ending balance	$14,853	$12,864	$12,491	$12,389	$12,625	$13,443	$13,844	$14,267	$14,853	$12,625
Multi-Strategy Investments [1]
Beginning balance	$16,564	$15,642	$14,775	$14,419	$13,784	$14,566	$14,298	$13,768	$14,419	$13,768
Sales	1,279	1,147	920	712	785	568	739	887	4,058	2,979
Redemptions	(882)	(676)	(520)	(600)	(548)	(614)	(510)	(536)	(2,678)	(2,208)
Net flows	397	471	400	112	237	(46)	229	351	1,380	771
Change in market value and other [4]	210	451	467	244	398	(736)	39	179	1,372	(120)
Ending balance	$17,171	$16,564	$15,642	$14,775	$14,419	$13,784	$14,566	$14,298	$17,171	$14,419
Mutual Fund AUM
Beginning balance	$77,904	$74,941	$73,619	$74,413	$71,545	$76,251	$75,696	$73,035	$74,413	$73,035
Sales	5,453	4,896	4,087	4,699	4,636	4,192	3,989	4,710	19,135	17,527
Redemptions	(5,962)	(4,702)	(4,506)	(4,885)	(4,231)	(3,885)	(3,739)	(4,181)	(20,055)	(16,036)
Net flows	(509)	194	(419)	(186)	405	307	250	529	(920)	1,491
Change in market value and other [4]	3,903	2,769	1,741	(608)	2,463	(5,013)	305	2,132	7,805	(113)
Ending balance	$81,298	$77,904	$74,941	$73,619	$74,413	$71,545	$76,251	$75,696	$81,298	$74,413
Exchange-Traded Products AUM [2]	$209	$210							$209
Mutual Funds segment AUM before Talcott Resolution	$81,507	$78,114	$74,941	$73,619	$74,413	$71,545	$76,251	$75,696	$81,507	$74,413
Talcott Resolution AUM [3]	$16,010	$16,387	$16,482	$16,795	$17,549	$17,498	$19,406	$20,240	$16,010	$17,549
Total Mutual Funds segment AUM	$97,517	$94,501	$91,423	$90,414	$91,962	$89,043	$95,657	$95,936	$97,517	$91,962
[1] Includes balanced, allocation, and alternative investment products.
[2] Includes AUM of approximately $200 acquired upon acquisition in July 2016 of Lattice Strategies, LLC and subsequent net flows and change in market value.
[3] Talcott Resolution AUM consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.
[4] Other includes AUM from adoption of ten U.S. mutual funds with aggregate AUM of approximately $3.0 billion (as of October 2016) from Schroder Investment Management North America Inc.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
NET INCOME
Individual Annuity [1]	$11	$33	$76	$39	$7	$47	$141	$89	$159	$284
Institutional and other	34	45	28	(22)	21	27	76	22	85	146
Talcott Resolution net income	45	78	104	17	28	74	217	111	244	430
Less: Unlock benefit (charge), before tax	(20)	(13)	18	13	53	(49)	47	29	(2)	80
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(9)	(28)	3	(106)	(135)	(22)	11	(29)	(140)	(175)
Less: Net reinsurance gain on dispositions, before tax	—	—	—	—	—	20	8	—	—	28
Less: Income tax benefit (expense) on items not included in core earnings [3]	(37)	15	(8)	33	27	16	(20)	—	3	23
Less: Income from discontinued operations, after-tax	—	—	—	—	—	2	—	—	—	2
Talcott Resolution core earnings	$111	$104	$91	$77	$83	$107	$171	$111	$383	$472
CORE EARNINGS
Individual Annuity	$78	$68	$69	$61	$70	$83	$134	$83	$276	$370
Institutional and other	33	36	22	16	13	24	37	28	107	102
Talcott Resolution core earnings	$111	$104	$91	$77	$83	$107	$171	$111	$383	$472
ROE
Net income (net income last 12 months to stockholders' equity including AOCI)	2.5%	2.1%	2.0%	3.7%	4.9%	6.5%	5.2%	(4.1)%
Less: Unlock benefit (charge), before tax	—%	1.0%	0.5%	0.9%	1.1%	0.7%	(0.8)%	(1.1)%
Less: Net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(2.2)%	(3.9)%	(3.7)%	(3.7)%	(2.5)%	(0.8)%	(0.3)%	(0.5)%
Less: Net reinsurance gain on dispositions, before tax	—%	—%	0.3%	0.4%	0.4%	0.7%	0.4%	0.3%
Less: Income tax benefit (expense) on items not included in core earnings	—%	1.0%	1.0%	0.8%	0.3%	(0.2)%	0.2%	0.4%
Less: Income from discontinued operations, after-tax	—%	—%	—%	—%	—%	0.5%	0.4%	(7.5)%
Less: Impact of AOCI, excluded from Core ROE	(0.4)%	(0.7)%	(0.6)%	(0.7)%	(0.6)%	(0.8)%	(0.6)%	(0.7)%
Core earnings (core earnings last 12 months to stockholders' equity excluding AOCI)	5.1%	4.7%	4.5%	6.0%	6.2%	6.4%	5.9%	5.0%
Return on Assets (bps, after tax) [2]
Net income return on assets	9.0	26.6	60.7	30.3	5.3	34.0	95.6	58.5	31.6	49.8
Core earnings return on assets *	63.8	54.9	55.1	47.4	53.3	60.0	90.8	54.5	54.8	64.9

[1]	The three months ended September 30, 2015 and June 30, 2015, respectively, included a tax provision of $12 and a tax benefit of $48 due to uncertain tax positions.

[2]	Represents Individual Annuity annualized earnings divided by a two-point average of assets under management.

[3]	The three months ended December 31, 2016 included income tax expense of $47 associated with IRS audit adjustments.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
FULL SURRENDER RATES [1]
Variable Annuity	6.7%	7.4%	7.7%	6.7%	8.3%	9.1%	9.9%	10.9%	7.1%	9.6%
Fixed Annuity and Other	4.2%	5.4%	5.1%	4.4%	8.6%	12.1%	7.3%	6.2%	4.8%	8.6%
CONTRACT COUNTS (in thousands)
Variable Annuity	544	557	571	587	603	618	634	653
Fixed Annuity and Other	121	123	125	127	128	130	134	137

[1]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

	AS OF:
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
VARIABLE ANNUITY DEATH AND LIVING BENEFITS
S&P 500 index value at end of period	2,239	2,168	2,099	2,060	2,044	1,920	2,063	2,068
Total account value with guaranteed minimum death benefits (“GMDB”)	$40,698	$41,696	$41,738	$42,500	$44,245	$44,464	$49,359	$51,500
Gross net amount at risk ("NAR")	$3,298	$3,404	$3,885	$4,262	$4,198	$5,027	$3,719	$3,683
NAR reinsured	79%	79%	75%	73%	74%	70%	79%	80%
Contracts in the Money [3]	28%	31%	48%	56%	55%	60%	33%	20%
% In the Money [3] [4]	14%	13%	10%	9%	9%	11%	10%	16%
Retained NAR [2]	$704	$730	$965	$1,149	$1,105	$1,513	$784	$733
Net GAAP liability for GMDB benefits	$163	$175	$178	$184	$190	$193	$184	$183

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$18,290	$18,869	$18,952	$19,384	$20,194	$20,441	$22,816	$23,995
Gross NAR	$203	$195	$240	$267	$248	$306	$168	$152
NAR reinsured	39%	38%	35%	34%	33%	31%	31%	28%
Contracts in the Money [3]	7%	7%	10%	11%	11%	13%	7%	6%
% In the Money [3] [4]	13%	12%	10%	10%	9%	9%	11%	12%
Retained NAR [2]	$124	$121	$155	$177	$167	$212	$116	$109
Net GAAP liability for non-lifetime GMWB benefits	$153	$238	$296	$254	$174	$194	$54	$99
Net GAAP liability for lifetime GMWB benefits	$191	$156	$156	$150	$149	$108	$105	$140
[2] Policies with a guaranteed living benefit also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to the GMWB is released. Similarly, when a policy goes into benefit status on a GMWB, its GMDB NAR is released.
[3] Excludes contracts that are fully reinsured.
[4] For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
INDIVIDUAL ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
VARIABLE ANNUITY
Beginning balance	$41,696	$41,738	$42,500	$44,245	$44,464	$49,359	$51,500	$52,861	$44,245	$52,861
Deposits	34	37	40	42	45	43	52	49	153	189
Partial withdrawals	(450)	(344)	(379)	(410)	(517)	(432)	(487)	(498)	(1,583)	(1,934)
Full surrenders	(694)	(772)	(813)	(728)	(920)	(1,065)	(1,250)	(1,426)	(3,007)	(4,661)
Death benefits/annuitizations/other [1]	(299)	(338)	(344)	(370)	(356)	(361)	(394)	(421)	(1,351)	(1,532)
Net flows	(1,409)	(1,417)	(1,496)	(1,466)	(1,748)	(1,815)	(2,079)	(2,296)	(5,788)	(7,938)
Change in market value/change in reserve/interest credited and other	411	1,375	734	(279)	1,529	(3,080)	(62)	935	2,241	(678)
Ending balance	$40,698	$41,696	$41,738	$42,500	$44,245	$44,464	$49,359	$51,500	$40,698	$44,245
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$7,792	$7,901	$8,014	$8,109	$8,272	$8,516	$8,666	$8,748	$8,109	$8,748
Surrenders	(81)	(83)	(86)	(76)	(147)	(189)	(122)	(108)	(326)	(566)
Death benefits/annuitizations/other [1]	(102)	(105)	(98)	(86)	(102)	(85)	(92)	(82)	(391)	(361)
Transfers	—	—	—	—	(1)	(1)	(3)	36	—	31
Net flows	(183)	(188)	(184)	(162)	(250)	(275)	(217)	(154)	(717)	(896)
Change in market value/change in reserve/interest credited and other	64	79	71	67	87	31	67	72	281	257
Ending balance	$7,673	$7,792	$7,901	$8,014	$8,109	$8,272	$8,516	$8,666	$7,673	$8,109
TOTAL INDIVIDUAL ANNUITY
Beginning balance	$49,488	$49,639	$50,514	$52,354	$52,736	$57,875	$60,166	$61,609	$52,354	$61,609
Deposits	34	37	40	42	45	43	52	49	153	189
Surrenders and partial withdrawals	(1,225)	(1,199)	(1,278)	(1,214)	(1,584)	(1,686)	(1,859)	(2,032)	(4,916)	(7,161)
Death benefits/annuitizations/other [1]	(401)	(443)	(442)	(456)	(458)	(446)	(486)	(503)	(1,742)	(1,893)
Transfers	—	—	—	—	(1)	(1)	(3)	36	—	31
Net flows	(1,592)	(1,605)	(1,680)	(1,628)	(1,998)	(2,090)	(2,296)	(2,450)	(6,505)	(8,834)
Change in market value/change in reserve/interest credited and other	475	1,454	805	(212)	1,616	(3,049)	5	1,007	2,522	(421)
Ending balance	$48,371	$49,488	$49,639	$50,514	$52,354	$52,736	$57,875	$60,166	$48,371	$52,354

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Fee income	$1	$1	$1	$1	$2	$1	$3	$2	$4	$8
Net investment income	8	6	6	11	5	5	4	3	31	17
Net realized capital gains (losses) [1]	(97)	(1)	(1)	(4)	(2)	(3)	2	18	(103)	15
Total revenues	(88)	6	6	8	5	3	9	23	(68)	40
Insurance operating costs and other expenses	3	6	(1)	6	6	9	11	7	14	33
Loss on extinguishment of debt	—	—	—	—	—	—	21	—	—	21
Interest expense	82	86	85	86	86	88	89	94	339	357
Restructuring and other costs	—	—	—	—	4	4	2	10	—	20
Total expenses	85	92	84	92	96	101	123	111	353	431
Loss before income taxes	(173)	(86)	(78)	(84)	(91)	(98)	(114)	(88)	(421)	(391)
Income tax benefit [3]	(141)	(31)	(82)	(55)	(64)	(95)	(43)	(31)	(309)	(233)
Net income (loss)	(32)	(55)	4	(29)	(27)	(3)	(71)	(57)	(112)	(158)
Less: Net realized capital gains (losses) after DAC, excluded from core losses, before tax [1]	(99)	1	(2)	(4)	(1)	(5)	2	18	(104)	14
Less: Restructuring and other costs, before tax	—	—	—	—	(4)	(4)	(2)	(10)	—	(20)
Less: Loss on extinguishment of debt, before tax	—	—	—	—	—	—	(21)	—	—	(21)
Less: Income tax benefit (expense) [2] [3]	114	(2)	56	26	34	69	3	(3)	194	103
Core losses	$(47)	$(54)	$(50)	$(51)	$(56)	$(63)	$(53)	$(62)	$(202)	$(234)

[1]
The three months ended December 31, 2016 included a realized capital loss of $96, before tax, associated with the write-down of investments in solar energy partnerships made in the quarter that generated solar tax credits and other tax benefits of $113 included on the "income tax benefit (expense)" line in the net income (loss) to core earnings reconciliation.

[2]	Primarily represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[3]
The three months ended December 31, 2016 included federal income tax benefits of $113 associated with investments in solar energy partnerships.The three months ended June 30, 2016, March 31, 2016, December 31, 2015 and September 30, 2015 included federal income tax benefits of $53, $25, $34 and $60, respectively, from the reduction of the deferred tax valuation allowance on capital loss carryovers.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Net Investment Income
Fixed maturities [1]
Taxable	$488	$483	$498	$488	$490	$497	$490	$485	$1,957	$1,962
Tax-exempt	103	106	106	107	108	111	113	115	422	447
Total fixed maturities	$591	$589	$604	$595	$598	$608	$603	$600	$2,379	$2,409
Equity securities, available-for-sale	9	5	6	11	6	8	5	6	31	25
Mortgage loans	70	62	60	60	60	67	71	69	252	267
Policy loans	21	20	20	22	22	20	20	20	83	82
Limited partnerships and other alternative investments [2]	73	93	40	8	12	22	94	99	214	227
Other [3]	25	29	34	27	32	33	31	42	115	138
Subtotal	789	798	764	723	730	758	824	836	3,074	3,148
Investment expense	(31)	(26)	(29)	(27)	(35)	(28)	(28)	(27)	(113)	(118)
Total net investment income	$758	$772	$735	$696	$695	$730	$796	$809	$2,961	$3,030
Annualized investment yield, before tax [4]	4.4%	4.5%	4.2%	4.0%	3.9%	4.1%	4.5%	4.5%	4.3%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	12.1%	15.2%	6.1%	1.2%	1.5%	2.9%	12.9%	13.7%	8.5%	8.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.2%	4.1%	4.1%	4.1%	4.1%	4.2%	4.1%	4.1%	4.1%	4.1%
Annualized investment yield, after-tax [4]	3.1%	3.1%	3.0%	2.8%	2.8%	2.8%	3.1%	3.1%	3.0%	3.0%
Average reinvestment rate [5]	3.7%	3.2%	3.2%	3.8%	3.4%	3.7%	3.5%	3.1%	3.5%	3.4%
Average sales/maturities yield [6]	3.7%	3.9%	4.0%	4.3%	3.4%	3.9%	3.6%	4.1%	4.0%	3.8%
Portfolio duration (in years) [7]	5.7	5.8	5.8	5.8	5.5	5.4	5.5	5.4	5.7	5.5

[1]	Includes income on short-term bonds.

[2]
Limited partnerships include hedge funds and a fund of funds; alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships and limited liability companies.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities and derivative instruments related to hedging U.S. variable annuity liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Net Investment Income
Fixed maturities [1]
Taxable	$176	$166	$168	$169	$164	$157	$161	$165	$679	$647
Tax-exempt	81	82	82	84	84	86	88	90	329	348
Total fixed maturities	$257	$248	$250	$253	$248	$243	$249	$255	$1,008	$995
Equity securities, available-for-sale	4	3	3	4	3	4	3	2	14	12
Mortgage loans	20	20	19	19	19	20	19	18	78	76
Limited partnerships and other alternative investments [2]	36	36	23	6	9	5	39	53	101	106
Other [3]	6	9	9	2	5	5	8	10	26	28
Subtotal	323	316	304	284	284	277	318	338	1,227	1,217
Investment expense	(13)	(11)	(12)	(12)	(14)	(10)	(11)	(11)	(48)	(46)
Total net investment income	$310	$305	$292	$272	$270	$267	$307	$327	$1,179	$1,171
Annualized investment yield, before tax [4]	4.2%	4.1%	3.9%	3.7%	3.7%	3.6%	4.2%	4.5%	4.0%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	11.0%	11.4%	6.9%	1.7%	2.2%	1.3%	10.1%	14.1%	7.7%	7.1%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.9%	3.8%	3.8%	3.8%	3.7%	3.7%	3.9%	4.0%	3.8%	3.8%
Annualized investment yield, after-tax [4]	3.1%	3.0%	2.9%	2.7%	2.8%	2.7%	3.1%	3.3%	2.9%	3.0%
Average reinvestment rate [5]	3.6%	3.1%	3.1%	3.8%	3.6%	3.8%	3.7%	3.4%	3.4%	3.6%
Average sales/maturities yield [6]	3.8%	4.0%	3.9%	4.5%	3.4%	4.2%	4.1%	4.3%	4.0%	4.0%
Portfolio duration (in years) [7]	4.9	5.0	5.1	5.2	5.0	4.9	5.0	4.8	4.9	5.0
Footnotes [1] through [7] are explained on page 28.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income by Segment	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Net Investment Income
Commercial Lines	$243	$239	$226	$209	$206	$208	$239	$257	$917	$910
Personal Lines	36	35	33	31	30	29	34	35	135	128
P&C Other Operations	31	31	33	32	34	30	34	35	127	133
Total Property & Casualty	$310	$305	$292	$272	$270	$267	$307	$327	$1,179	$1,171
Group Benefits	95	95	88	88	88	91	95	97	366	371
Mutual Funds	—	—	1	—	1	—	—	—	1	1
Talcott Resolution	345	366	348	325	331	367	390	382	1,384	1,470
Corporate	8	6	6	11	5	5	4	3	31	17
Total net investment income by segment	$758	$772	$735	$696	$695	$730	$796	$809	$2,961	$3,030
	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Total Property & Casualty	$36	$36	$23	$6	$9	$5	$39	$53	$101	$106
Group Benefits	10	10	4	3	2	8	8	6	27	24
Talcott Resolution	27	47	13	(1)	1	9	47	40	86	97
Total net investment income from limited partnerships and other alternative investments [1]	$73	$93	$40	$8	$12	$22	$94	$99	$214	$227
[1] Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015	Dec 31 2016	Dec 31 2015
Net Realized Capital Gains (Losses)
Gross gains on sales	$113	$114	$124	$90	$59	$83	$121	$197	$441	$460
Gross losses on sales	(96)	(24)	(25)	(108)	(72)	(73)	(112)	(148)	(253)	(405)
Net impairment losses	(12)	(14)	(7)	(23)	(39)	(40)	(11)	(12)	(56)	(102)
Valuation allowances on mortgage loans	—	—	—	—	(3)	1	—	(3)	—	(5)
Results of variable annuity hedge program
GMWB derivatives, net	(30)	6	3	(17)	(52)	(32)	(4)	1	(38)	(87)
Macro hedge	(65)	(64)	(20)	(14)	(70)	51	(23)	(4)	(163)	(46)
Total results of variable annuity hedge program	(95)	(58)	(17)	(31)	(122)	19	(27)	(3)	(201)	(133)
Transactional foreign currency revaluation	(4)	(13)	(87)	(44)	(3)	(17)	16	—	(148)	(4)
Non-qualifying foreign currency derivatives	2	17	82	39	9	11	(16)	(7)	140	(3)
Other net gains (losses) [1] [2] [3]	(57)	(39)	(17)	(78)	45	(28)	38	(19)	(191)	36
Total net realized capital gains (losses)	$(149)	$(17)	$53	$(155)	$(126)	$(44)	$9	$5	$(268)	$(156)
Less: Impacts of DAC	(5)	(5)	—	(7)	5	1	(1)	—	(17)	5
Less: Realized gains, included in core earnings, before tax	2	1	2	—	4	4	4	2	5	14
Total net realized capital gains (losses) after DAC, excluded from core earnings, before tax	(146)	(13)	51	(148)	(135)	(49)	6	3	(256)	(175)
Less: Impacts of tax [4]	(86)	(46)	21	(52)	(45)	(19)	2	1	(163)	(61)
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings	$(60)	$33	$30	$(96)	$(90)	$(30)	$4	$2	$(93)	$(114)

[1]
Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and embedded derivatives associated with modified coinsurance reinsurance contracts.

[2]
The three months ended December 31, 2016 and September 30, 2016 included estimated before tax capital losses on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $22 and $59, respectively. Net of tax, the pending sale resulted in an estimated after-tax loss of $11 and an estimated after-tax gain of $6 in the three months ended December 31, 2016 and September 30, 2016, respectively, for a total estimated after-tax loss of $5 from the transaction. The three months ended December 31, 2016 included a realized capital loss of $96, before tax, associated with the write-down of investments in solar energy partnerships made in the quarter that generated solar tax credits and other tax benefits of $113 included on the "income tax benefit (expense)" line in the net income (loss) to core earnings reconciliation.

[3]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

[4]
The three months ended December 31. 2016 included $113 of tax credits and other tax benefits explained above in footnote [2] and income tax expense of $47 associated with IRS audit adjustments. The three months ended December 31, 2016 and September 30, 2016 included an estimated federal income tax benefit on the pending sale of the Company's U.K. property and casualty run-off subsidiaries of $11 and $65, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2016		Sept 30 2016		Jun 30 2016		Mar 31 2016		Dec 31 2015
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$70,637	100.0%	$73,708	100.0%	$75,093	100.0%	$74,013	100.0%	$72,918	100.0%
Asset-backed securities	$2,382	4.3%	$2,685	4.5%	$2,777	4.5%	$2,665	4.4%	$2,499	4.2%
Collateralized debt obligations	1,916	3.4%	2,573	4.3%	2,867	4.7%	3,107	5.1%	3,038	5.1%
Commercial mortgage-backed securities	4,936	8.8%	5,268	8.7%	5,195	8.5%	5,224	8.6%	4,717	8.0%
Corporate	25,666	45.8%	26,904	44.6%	27,158	44.4%	27,297	45.0%	26,802	45.3%
Foreign government/government agencies	1,171	2.1%	1,186	2.0%	1,188	1.9%	1,189	2.0%	1,308	2.2%
Municipal	11,486	20.5%	12,594	20.9%	12,611	20.6%	12,303	20.3%	12,121	20.5%
Residential mortgage-backed securities	4,767	8.5%	4,936	8.2%	4,826	7.9%	4,338	7.1%	4,046	6.8%
U.S. Treasuries	3,679	6.6%	4,079	6.8%	4,619	7.5%	4,570	7.5%	4,665	7.9%
Total fixed maturities, available-for-sale	$56,003	100.0%	$60,225	100.0%	$61,241	100.0%	$60,693	100.0%	$59,196	100.0%
U.S. government/government agencies	$7,626	13.6%	$8,225	13.6%	$8,887	14.5%	$8,316	13.7%	$8,179	13.8%
AAA	6,969	12.5%	7,693	12.8%	7,883	12.9%	7,771	12.8%	7,195	12.2%
AA	9,182	16.4%	10,342	17.2%	10,600	17.3%	10,726	17.7%	10,584	17.9%
A	14,996	26.8%	15,804	26.2%	15,898	25.9%	15,631	25.7%	15,128	25.5%
BBB	13,901	24.8%	14,657	24.3%	14,739	24.1%	14,968	24.7%	14,918	25.2%
BB	2,035	3.6%	2,089	3.5%	2,094	3.4%	2,123	3.5%	1,983	3.3%
B	1,008	1.8%	1,092	1.8%	915	1.5%	967	1.6%	1,034	1.8%
CCC	254	0.4%	281	0.5%	171	0.3%	131	0.2%	116	0.2%
CC & below	32	0.1%	42	0.1%	54	0.1%	60	0.1%	59	0.1%
Total fixed maturities, available-for-sale	$56,003	100.0%	$60,225	100.0%	$61,241	100.0%	$60,693	100.0%	$59,196	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
December 31, 2016

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity and Equity Exposures by Sector, Available-for-sale
Utilities	$5,048	$5,310	7.5%
Financial services	5,009	5,253	7.5%
Consumer non-cyclical	3,927	4,089	5.8%
Technology and communications	3,509	3,761	5.3%
Energy [1]	2,127	2,262	3.2%
Consumer cyclical	1,630	1,706	2.4%
Capital goods	1,564	1,664	2.4%
Basic industry	1,106	1,158	1.6%
Transportation	905	945	1.3%
Other	575	615	0.9%
Total	$25,400	$26,763	37.9%
Top Ten Exposures by Issuer [2]
State of California	$263	$289	0.4%
Morgan Stanley	264	268	0.4%
Commonwealth of Massachusetts	236	253	0.4%
Goldman Sachs Group Inc.	234	244	0.4%
American Electric Power Company Inc.	231	238	0.3%
Verizon Communications Inc.	225	237	0.3%
JP Morgan Chase & Co.	232	236	0.3%
New York State Dormitory Authority	216	231	0.3%
National Grid plc	195	218	0.3%
CVS Health Corp.	202	217	0.3%
Total	$2,298	$2,431	3.4%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. On July 29, 2016, the Company acquired Maxum Specialty Insurance Group ("Maxum") adding excess and surplus lines capability. Maxum's revenues and earnings since the acquisition date are included in the results of operations of the Company's Commercial Lines operating segment. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Mutual Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels. On July 29, 2016, the Company acquired Lattice Strategies LLC ("Lattice"), an investment management firm and provider of strategic beta exchange-traded products. Lattice's revenues and earnings since the acquisition date are included in the results of operations of the Company's Mutual Funds operating segment. Talcott funds included in Total Mutual Funds segment assets under management represent assets held in separate accounts supporting the Company's legacy variable insurance products.
Talcott Resolution is comprised of the runoff of the Company's U.S. annuity and institutional and private-placement life insurance businesses, and the retained Japan fixed payout annuity liabilities.
Corporate includes the Company's capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written and earned price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the performance of the Company's businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, loss on extinguishment of debt, gains and losses from reinsurance transactions, income tax benefit (expense) on items not included in core earnings, income tax benefit from reduction in deferred income tax valuation allowance, discontinued operations, and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after-tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable U.S. GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of net income to core earnings is set forth on page 2.

Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share, excluding AOCI, to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, is set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). ROE - Core earnings is calculated based on non-GAAP financial measures. ROE - Core earnings is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. ROE - Net income is the most directly comparable U.S. GAAP measure. ROE - Net income is calculated by dividing (a) net income for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, excluding Talcott Resolution, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. The Company excludes AOCI in the calculation of ROE - core earnings to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of ROE - Net income to ROE - Core earnings is set forth below:

	LAST TWELVE MONTHS ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
ROE - Net income	5.2%	7.6%	7.3%	8.3%	9.3%	8.9%	8.8%	4.0%
Less: Unlock benefit (charge), before tax	—%	0.4%	0.2%	0.3%	0.4%	0.3%	(0.3)%	(0.4)%
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	(1.5)%	(1.3)%	(1.5)%	(1.8)%	(1.0)%	(0.3)%	0.2%	0.1%
Less: Restructuring and other costs, before tax	—%	—%	—%	(0.1)%	(0.1)%	(0.2)%	(0.3)%	(0.3)%
Less: Loss on extinguishment of debt, before tax	—%	—%	—%	(0.1)%	(0.1)%	(0.1)%	(0.1)%	—%
Less: (Loss) gain on reinsurance transactions, before tax	(3.8)%	—%	0.1%	0.2%	0.2%	0.3%	0.2%	0.1%
Less: Pension settlement, before tax	—%	—%	—%	—%	—%	(0.7)%	(0.7)%	(0.7)%
Less: Income tax benefit on items not included in core earnings	2.7%	1.1%	1.4%	1.1%	0.7%	0.6%	0.4%	0.4%
Less: Income from discontinued operations, after-tax	—%	—%	—%	—%	—%	0.2%	0.2%	(3.0)%
Less: Impact of AOCI, excluded from denominator of Core ROE	0.2%	(0.2)%	(0.3)%	(0.1)%	—%	(0.3)%	(0.4)%	(0.3)%
ROE - Core earnings	7.6%	7.6%	7.4%	8.8%	9.2%	9.1%	9.6%	8.1%
A reconciliation of Consolidated ROE - Net income, excluding Talcott Resolution to Consolidated ROE - Core earnings, excluding Talcott Resolution is set forth below:

	LAST TWELVE MONTHS ENDED
	Dec 31 2016	Sept 30 2016	Jun 30 2016	Mar 31 2016	Dec 31 2015	Sept 30 2015	Jun 30 2015	Mar 31 2015
ROE - Net income (excluding Talcott Resolution)	6.8%	10.8%	10.5%	11.0%	12.0%	10.3%	11.3%	9.3%
Less: Net realized capital gains (losses) including DAC, excluded from core earnings, before tax	(1.1)%	—%	(0.2)%	(0.6)%	—%	—%	0.5%	0.5%
Less: Restructuring and other costs, before tax	—%	0.2%	(0.1)%	(0.1)%	(0.2)%	(0.4)%	(0.5)%	(0.6)%
Less: Loss on extinguishment of debt, before tax	—%	—%	—%	(0.2)%	(0.2)%	(0.2)%	(0.2)%	—%
Less: (Loss) gain on reinsurance transaction, before tax	(6.0)%	—%	—%	—%	—%	—%	—%	—%
Less: Pension settlement, before tax	—%	—%	—%	—%	—%	(1.1)%	(1.2)%	(1.1)%
Less: Income tax benefit on items not included in core earnings	4.3%	1.2%	1.6%	1.3%	1.0%	1.1%	0.5%	0.4%
Less: Income from discontinued operations, after-tax	—%	—%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Less: Impact of AOCI, excluded from denominator of Core ROE	0.7%	0.3%	0.2%	0.2%	0.4%	0.3%	0.2%	0.1%
ROE - Core earnings (excluding Talcott Resolution)	8.9%	9.1%	8.9%	10.3%	10.9%	10.5%	11.9%	9.9%

The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of underwriting gain (loss) to net income for the Company's P&C businesses are set forth on pages 9, 11, 15 and 19.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Commercial Lines and Personal Lines is set forth on pages 13 and 16, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution (Individual Annuity) segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.